UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2013

INVENTTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-173040	46-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Angel Falls Street, Las Vegas, Nevada	89142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 694-4885

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On May 6, 2013, upon approval from the Financial Industry Regulatory Authority (“FINRA”), Inventtech, Inc. (the “Company”) effected a 30 for 1 forward stock split by way of a stock dividend, of all of its issued and outstanding shares of common stock (the “Stock Split”). The Stock Split will increase the number of the Company’s issued and outstanding common stock to 145,500,000, from the current 4,850,000. The Stock Split will not affect the number of the Company’s authorized common stock or its par value, which remain at 200,000,000 and $0.0001 par value per share, respectively and will not affect the number of the Company’s authorized preferred stock or its par value, which remain at 50,000,000 and $0.0001 par value per share, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventtech Inc.,
a Nevada Corporation

Dated: May 6, 2013	/s/ Bryson Ishii
Bryson Ishii President